UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004

CALLWAVE, INC.

(Exact Name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50958	77-0490995
(Commissioner File Number)	(IRS Employer Identification No.)

136 West Canon Perdido Street, Suite A, Santa Barbara, Delaware 93101

(Address of principal executive offices)

(805) 690-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 30, 2004, CallWave, Inc., Santa Barbara, California (“CallWave”) announced the pricing of its initial public offering of 4,000,000 shares of its common stock at $10.00 per share in a firm commitment underwritten offering by lead manager Deutsche Bank Securities, and Piper Jaffray, First Albany Capital and W.R. Hambrecht + Co as co-managers (together, the “Underwriters”). CallWave has also granted the Underwriters an over allotment option to exercise an additional 600,000 shares. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release dated September 30, 2004 announcing the pricing of the shares in the offering.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLWAVE, INC.,

Date: September 30, 2004	By:	/s/ David F. Hofstatter
David F. Hofstatter
President and Chief Executive Officer

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